STARBOARD INVESTMENT TRUST

SCS Tactical Allocation Fund

Prospectus and Summary Prospectus

June 1, 2015
This supplement to the Prospectus and Summary Prospectus dated December 29, 2014 for the SCS Tactical Allocation Fund ("Fund"), a series of the Starboard Investment Trust, updates the information described below.  For further information, please contact the Fund toll-free at 1-800-773-3863.  You may obtain additional copies of the Prospectus, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.
This supplement enhances the Fund's disclosure regarding its investments in micro and nano-capitalization issuers ("penny stocks").
Prospectus and Summary Prospectus
The first paragraph on Page 3 of the Prospectus and Summary Prospectus, under the section titled "Principal Investment Strategies," is revised by replacing the second sentence of that paragraph in its entirety with the following:
The Advisor may invest in equity securities issued by nano- ("penny stocks"), micro-, small-, mid-, or large-capitalization companies, depending on which category currently offers the best opportunity for capital appreciation.

The fourth paragraph on Page 6 of the Prospectus and Summary Prospectus, under the section titled "Principal Risks of Investing in the Fund," is revised by replacing that paragraph in its entirety with the following::

Micro-Cap and Nano-Cap Securities Risk.  Some of the small companies in which the Fund invests may be micro-cap (typically less than $300 million in market capitalization) or nano-cap companies (typically less than $50 million in market capitalization).  Micro-cap and nano-cap stocks may offer greater opportunity for capital appreciation than the stocks of larger and more established companies; however, they also involve substantially greater risks of loss and price fluctuations.  Micro-cap and nano-cap companies carry additional risks because of the tendency of their earnings and revenues to be less predictable (and some companies may be experiencing significant losses), their share prices to be more volatile and their markets to be less liquid than companies with larger market capitalizations.  Micro-cap and nano-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources, and may lack management depth.  In addition, there may be less public information available about these companies.  The shares of micro-cap and nano-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities.  Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro-cap or nano-cap company.

Investors Should Retain This Supplement for Future Reference